UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BlackRock ESG Capital Allocation Term Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Feecomputed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST

IMPORTANT SHAREHOLDER INFORMATION

PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD TODAY,

YOU ARE URGED NOT TO RETURN ANY OTHER COLOR OR REFERENCED COLOR

PROXY CARD YOU MAY RECEIVE.

April 11, 2025

Dear Shareholder,

An annual meeting of the shareholders of BlackRock ESG Capital Allocation Term Trust (“ECAT” or the “Trust”) will be held at 1 University Square Drive, Princeton, NJ, 08540, on Thursday, June 26, 2025 at 1:00 p.m. (Eastern time), to consider and vote on nominees for the Board of Trustees of the Trust (the “Board”) and a proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”), each as discussed in the enclosed proxy statement.

The Board recommends that you vote on the WHITE proxy card:

•	“FOR” the Board Nominees in Proposal 1; and

•	“AGAINST” Proposal 2.

Your vote is extremely important because Saba is attempting to use its large position in the Trust to take control of the Board and deprive you of a fund managed by BlackRock Advisors, LLC, in which you chose to invest and which has delivered the following results for shareholders:

•	66% return compared to 35% for its benchmark and 34% for competitor funds over the same period;[1]

•	22% distribution rate – the largest distribution rate in its peer group – compared to 10% for competitor funds;[2] and

•	Smallest discount to net asset value in its peer group – trading at discount of just -2% compared to -11% for competitor funds – driven by shareholder friendly actions taken by your independent Board nominees and BlackRock Advisors, LLC.[3]

Specifically, Saba has notified the Trust of its intention to nominate eight individuals for election to the Board at the meeting (the “Saba Hedge Fund Nominees”) and present a proposal to terminate the investment management agreement between the Trust and BlackRock Advisors, LLC (the “Saba IMA Termination Proposal”). The Board unanimously opposes both the Saba Hedge Fund Nominees and the Saba IMA Termination Proposal.

[1]	Source: BlackRock, Morningstar. Reflects the Trust’s return on market price. Competitor Fund data reflects the median return on market price of the Morningstar Closed-End Tactical Allocation category, excluding the returns of BlackRock-advised funds (including the Trust). All data for the period from January 1, 2023 through March 7, 2025. All returns cumulative.
[2]	Morningstar data as of January 31, 2025. Reflects the Trust’s distribution rate on an annualized basis. Competitor Fund data reflects the median distribution rate on market price of the Morningstar Closed-End Tactical Allocation category, excluding the distribution rates of BlackRock-advised funds (including the Trust). A portion of the distribution rate includes a return of capital. A return of capital distribution may involve a return of the shareholder’s original investment.
[3]	Morningstar data as of March 7, 2025. Peer group data reflects the median discount. Peer group is the Morningstar Closed-End Tactical Allocation category. Funds reflected are PIMCO Dynamic Income Strategy Fund (PDX), Clough Global Dividend and Income Fund (GLV), Clough Global Opportunities Fund (GLO), RiverNorth Opportunities Fund Inc. (RIV), RiverNorth/DoubleLine Strategic Opportunity Fund (OPP), Bexil Investment Trust (BXSY), Franklin Universal Trust (FT), Special Opportunities Fund (SPE), RENN Fund (RCG), BlackRock Capital Allocation Term Trust (BCAT), and the Trust.

Please vote on the WHITE proxy card today and discard any proxy card you may receive from Saba.

We strongly urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

The Board has unanimously approved the following nominees on behalf of the Trust (the “Board Nominees”) to serve as Trustees of the Trust:

•	Cynthia L. Egan

•	Robert Fairbairn

•	Lorenzo A. Flores

•	Stayce D. Harris

•	J. Phillip Holloman

•	R. Glenn Hubbard

•	W. Carl Kester

•	Catherine A. Lynch

•	John M. Perlowski

•	Arthur P. Steinmetz

The Board believes the Board Nominees have the skills, qualifications and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that the termination of the investment management agreement between the Trust and BlackRock Advisors, LLC is NOT in the best interests of the Trust and its shareholders.

How should I vote?

Vote FOR the Board Nominees	The Board members responsible for the Trust unanimously recommend that you vote “FOR” the Board Nominees by voting using the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.

Vote AGAINST the Saba IMA Termination Proposal	The Board members responsible for the Trust unanimously recommend that you vote “AGAINST” the termination of the investment management agreement between the Trust and BlackRock Advisors, LLC by voting using the enclosed WHITE proxy card and returning it to us or by using the other voting options discussed in the proxy statement.
What should I NOT do?

Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Saba Hedge Fund Nominees or to vote against the Saba IMA Termination Proposal, as this will cancel your prior vote for the Board Nominees. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

You have received the enclosed proxy statement because you were a shareholder of record of the Trust on March 28, 2025 (the “Record Date”).

Your vote is important. Attendance at the annual meeting will be limited to the Trust’s shareholders as of the Record Date. If you are a record holder of the Trust’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Trust through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Trust in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, we request that you vote your shares by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or by voting via Internet or by telephone by following the instructions provided on the enclosed WHITE proxy card.

How do I vote?

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. We hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your WHITE proxy card or WHITE voting instruction form(s):

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed WHITE proxy card or WHITE voting instruction form(s) in the postage-paid envelope; or

•	In person at the meeting.

If you do not vote using one of these methods, you may be called by Georgeson LLC, the Trust’s proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on, please call Georgeson LLC toll free at (866) 441-6128.

Sincerely,

Janey Ahn

Secretary of the Trust

50 Hudson Yards

New York, NY 10001

IMPORTANT INFORMATION FOR TRUST SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Why am I receiving the proxy statement?

BlackRock ESG Capital Allocation Term Trust (the “Trust”) is required to hold an annual meeting of shareholders for the election of members of the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”). The enclosed proxy statement describes (i) the proposal to approve the Board Nominees (as defined below) and (ii) the proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”), to be voted upon if properly presented at the meeting, to terminate the investment management agreement between the Trust and BlackRock Advisors, LLC (the “Saba IMA Termination Proposal”).

How does the Board recommend that I vote?

The Board unanimously recommends that you vote on the proposals below in the following manner:

Proposal 1. “FOR” the election of the Board Nominees.

AND

Proposal 2. “AGAINST” the Saba IMA Termination Proposal.

In order to vote as recommended by the Board, please vote by promptly completing, signing, dating and returning the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

You may receive a different proxy statement (along with a proxy card that is any color other than white) from Saba seeking to elect eight individuals to the Board (the “Saba Hedge Fund Nominees”), who have no experience working with the Trust or its investment adviser, and seeking approval of the Saba IMA Termination Proposal.

Please discard any proxy card that you receive from Saba. Your Board strongly urges you NOT to sign or return any proxy card sent to you by Saba, even to withhold votes on the Saba Hedge Fund Nominees or to vote against the Saba IMA Termination Proposal, because doing so will cancel out any previously submitted votes on the Trust’s WHITE proxy card. We are not responsible for the accuracy of any information provided by or related to Saba or the Saba Hedge Fund Nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba or any other statements that Saba or its representatives have made or may otherwise make.

Why does the Board recommend that I vote for the election of the Board Nominees selected by the Board?

The Board has unanimously approved the following nominees on behalf of the Trust (the “Board Nominees”) to serve as Trustees of the Trust:

•  Cynthia L. Egan

•  Robert Fairbairn

•  Lorenzo A. Flores

•  Stayce D. Harris

•  J. Phillip Holloman

•  R. Glenn Hubbard

•  W. Carl Kester

•  Catherine A. Lynch

•  John M. Perlowski

•  Arthur P. Steinmetz

The Board has reviewed the qualifications and backgrounds of the Board Nominees and believes that the Board Nominees are the most qualified and experienced stewards to continue overseeing the Trust in pursuing its investment objectives for the benefit of all shareholders. The current Board Members have demonstrated their ability to consistently deliver value to shareholders with the result that:

•  66% return compared to 35% for its benchmark and 34% for competitor funds over the same period;[4]

•  22% distribution rate – the largest distribution rate in its peer group – compared to 10% for competitor funds;[5] and

•  Smallest discount to net asset value (“NAV”) in its peer group – trading at discount of just -2% compared to -11% for competitor funds – driven by shareholder friendly actions taken by your independent Board Nominees and BlackRock Advisors, LLC (“BlackRock” or the “Advisor”).[6]

In addition, the Board has implemented shareholder friendly initiatives, such as open-market share repurchases and a Discount Management Program, that have resulted in shareholder profits through accretion to the Trust’s NAV. The Trust’s performance and shareholder-friendly initiatives are described in detail in the enclosed proxy statement.

[4]	Source: BlackRock, Morningstar. Reflects the Trust’s return on market price. Competitor Fund data reflects the median return on market price of the Morningstar Closed-End Tactical Allocation category, excluding the returns of BlackRock-advised funds (including the Trust). All data for the period from January 1, 2023 through March 7, 2025. All returns cumulative.
[5]	Morningstar data as of January 31, 2025. Reflects the Trust’s distribution rate on an annualized basis. Competitor Fund data reflects the median distribution rate on market price of the Morningstar Closed-End Tactical Allocation category, excluding the distribution rates of BlackRock-advised funds (including the Trust). A portion of the distribution rate includes a return of capital. A return of capital distribution may involve a return of the shareholder’s original investment.
[6]	Morningstar data as of March 7, 2025. Peer group data reflects the median discount. Peer group is the Morningstar Closed-End Tactical Allocation category. Funds reflected are PIMCO Dynamic Income Strategy Fund (PDX), Clough Global Dividend and Income Fund (GLV), Clough Global Opportunities Fund (GLO), RiverNorth Opportunities Fund Inc. (RIV), RiverNorth/DoubleLine Strategic Opportunity Fund (OPP), Bexil Investment Trust (BXSY), Franklin Universal Trust (FT), Special Opportunities Fund (SPE), RENN Fund (RCG), BlackRock Capital Allocation Term Trust (BCAT), and the Trust.

In contrast, the Saba Hedge Fund Nominees have no experience with the Trust, its investment objectives and strategies, or service providers. The Saba Hedge Fund Nominees do not have the extensive experience with investment company governance possessed by the Board Nominees. The Saba Hedge Fund Nominees have been nominated by Saba and, if elected, may seek to advance Saba’s agenda to terminate the Trust’s relationship with BlackRock as described in Proposal 2, which the Board believes is not in the best interests of the Trust or its other shareholders, as more fully outlined in the enclosed proxy statement.

Your Board seeks to ensure that the Trust operates in a responsible manner that protects and advances the interests of all shareholders, and not just the interests of a select few that the Board believes are adverse to the interests of the Trust’s shareholders and the Trust’s ability to pursue its investment objectives. The Board has approved the Board Nominees and believes their election is in your best interest.

Why does the Board recommend that I vote against Proposal 2?

For the reasons summarized below and set forth in the enclosed proxy statement, under the Opposition Statement by the Board of Trustees to Proposal 2, the Board believes that termination of the investment management agreement between the Trust and BlackRock (the “Investment Management Agreement”) is NOT in the best interests of the Trust or its shareholders:

•  Termination of the Investment Management Agreement would result in the firing of BlackRock as the Trust’s investment adviser, depriving the Trust of BlackRock’s experience and expertise;

•  Termination of the Investment Management Agreement would create uncertainty about its investment adviser and its future, which could result in the Trust’s shares trading at a larger discount to NAV and have a negative impact on the Trust’s performance; and

•  The Board Members, as fiduciaries to the Trust, review the Investment Management Agreement annually and are best positioned to evaluate BlackRock (including in connection with Saba’s 2024 proposal to terminate the Investment Management Agreement), receive detailed information about the Trust and BlackRock, and are best positioned to evaluate BlackRock.

If BlackRock is terminated as the Trust’s investment adviser, the Trust’s discount management tools and increased distribution rate may be discontinued. In addition, if the Saba Hedge Fund Nominees are elected and Proposal 2 is approved, the Saba Hedge Fund Nominees would be able to determine the engagement of a replacement investment adviser.

Will my vote make a difference?

YES. Your vote is very important and can make a difference in the governance and management of the Trust, no matter how many shares you own. We encourage all shareholders to participate in the governance of the Trust. Your vote can help ensure that the Board Nominees will be elected.

How do I vote my shares?

You can provide voting instructions by telephone, by calling the toll-free number on the WHITE proxy card or on the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on June 26, 2025, or by going to the Internet address provided on the WHITE voting instruction form or WHITE proxy card and following the instructions. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can vote your shares by signing and dating the WHITE proxy card and mailing it in the enclosed postage-paid envelope.

WHITE proxy cards that are properly signed, dated and received at or prior to the meeting will be voted as specified. If you specify a vote, your proxy will be voted as you indicate. If you simply sign, date and return a WHITE proxy card, but don’t specify a vote, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” the Saba IMA Termination Proposal.

You may also attend the meeting and vote by ballot in person; however, even if you intend to do so, we encourage you to provide voting instructions by one of the methods discussed above.

If you are a record holder of the Trust’s shares, in order to gain admission to the meeting, you must present valid photographic identification, such as a driver’s license or passport. If you hold your shares of the Trust through a bank, broker or other nominee, you will also be required to show satisfactory proof of ownership of shares in the Trust, such as your WHITE voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating share ownership as of the Record Date.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares of the Trust in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit your voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

What should I do with other proxy cards I receive?

We urge you to vote using the Trust’s WHITE proxy card. Please do NOT send back any proxy card you may receive from Saba, even to withhold votes on the Saba Hedge Fund Nominees or to vote against the Saba IMA Termination Proposal, as this will cancel your prior vote for the Board Nominees. Only your latest dated proxy will count at the meeting. If you have already sent back the proxy card you received from Saba, you can still change your vote—by promptly completing, signing, dating and returning the enclosed WHITE proxy card, which will replace the proxy card you previously completed.

What other information should I know in deciding how to vote?

We encourage you to read the entire proxy statement because it contains important information about the Board Nominees, information about the Saba IMA Termination Proposal (which the Board recommends you vote “AGAINST”) and other important information about the Trust, its management and its operations.

You may also receive a proxy statement from Saba, seeking your proxy to elect the Saba Hedge Fund Nominees to the Board and to vote in favor of the Saba IMA Termination Proposal. Please do not return Saba’s proxy card.

Is the Trust paying for the cost of the proxy statement?

The costs associated with the proxy statement, including the printing, distribution and proxy solicitation costs, will be borne by the Trust. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the proxy statement, also will be borne by the Trust.

The Trust and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 51 West 52nd Street, 6th Floor, New York, NY 10019, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $239,000 for such services (including reimbursements of out-of-pocket expenses).

Whom do I call if I have questions?	If you need more information, or have any questions about voting, please call Georgeson, the Trust’s proxy solicitor, toll free at (866) 441-6128.

MAKE YOUR VOICE HEARD – PLEASE VOTE TODAY

VOTING IS EASY AND TAKES JUST A FEW MINUTES

To avoid the wasteful and unnecessary expense of further solicitation, and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the Board Nominees and “AGAINST” the Saba IMA Termination Proposal. If your shares of the Trust are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

April 11, 2025

PLEASE VOTE USING ONLY THE ENCLOSED WHITE PROXY CARD TODAY, YOU

ARE URGED NOT TO RETURN ANY OTHER COLOR OR REFERENCED COLOR

PROXY CARD YOU MAY RECEIVE.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 26, 2025

To the Shareholders of BlackRock ESG Capital Allocation Term Trust (“ECAT” or the “Trust”):

An annual meeting of the shareholders of the Trust will be held at 1 University Square Drive, Princeton, NJ, 08540, on Thursday, June 26, 2025 at 1:00 p.m. (Eastern time), to consider and vote on the proposals, as more fully discussed in the accompanying proxy statement:

PROPOSAL 1	To elect to the Board four Class I Trustees, three Class II Trustees and three Class III Trustees.

PROPOSAL 2 (Submitted by Saba’s Hedge Fund)	If properly presented at the meeting, to vote on the proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”) to terminate the Investment Management Agreement (defined below).

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

The purpose of the meeting is to (i) elect four Class I Trustees, three Class II Trustees and three Class III Trustees to the Board of Trustees of the Trust (the “Board,” the members of which are referred to as “Board Members”), and (ii) vote on the proposal put forth by Saba’s hedge fund (the “Saba IMA Termination Proposal”) to terminate the investment management agreement between the Trust and BlackRock Advisors, LLC (the “Investment Management Agreement”), if properly presented at the meeting. This meeting is very important because a hedge fund managed by Saba has taken a position in the Trust and notified the Trust of its intention to nominate eight individuals for election to the Board (the “Saba Hedge Fund Nominees”) and present the Saba IMA Termination Proposal at the meeting. We strongly urge you to spend some time reviewing the proposals in the accompanying proxy statement and to vote as recommended by the Board.

The Board has unanimously approved the following nominees on behalf of the Trust (the “Board Nominees”):

•	Cynthia L. Egan

•	Robert Fairbairn

•	Lorenzo A. Flores

•	Stayce D. Harris

•	J. Phillip Holloman

•	R. Glenn Hubbard

•	W. Carl Kester

•	Catherine A. Lynch

•	John M. Perlowski

•	Arthur P. Steinmetz

The Board believes the Board Nominees have the skills, qualifications, and requisite experience in overseeing investment companies to act in the best interests of ALL shareholders. In addition, as further discussed in the enclosed proxy statement, the Board believes that termination of the Investment Management Agreement with BlackRock Advisors, LLC is NOT in the best interests of the Trust and its shareholders.

The Board, including the independent Board Members, unanimously recommends a vote “FOR” the Board Nominees and “AGAINST” the Saba IMA Termination Proposal using the WHITE proxy card.

Shareholders of record of the Trust as of the close of business on March 28, 2025 (the “Record Date”) are entitled to vote at the meeting and at any adjournments, postponements or delays thereof.

If you have any questions about the proposals to be voted on, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 441-6128.

By Order of the Board,

Janey Ahn

Secretary of the Trust

50 Hudson Yards

New York, NY 10001

ANNUAL MEETING OF SHAREHOLDERS

June 26, 2025

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ESG Capital Allocation Term Trust (“ECAT” or the “Trust”). The proxies will be voted at the annual meeting (the “meeting”) of shareholders of the Trust and at any and all adjournments, postponements or delays thereof. The meeting will be held at 1 University Square Drive, Princeton, NJ, 08540, on Thursday, June 26, 2025 at 1:00 p.m. (Eastern time).

As described in further detail below, the purpose of the meeting is to vote on the following proposals:

PROPOSAL 1	To elect to the Board (defined below) four Class I Trustees, three Class II Trustees and three Class III Trustees.

PROPOSAL 2 (Submitted by Saba’s Hedge Fund)	If properly presented at the meeting, to vote on the proposal submitted by a hedge fund managed by Saba Capital Management, L.P. (“Saba”) to terminate the Investment Management Agreement (defined below).

To transact such other business as may properly come before the meeting or any adjournments, postponements or delays thereof.

This meeting is very important because a hedge fund managed by Saba Capital Management, L.P. (“Saba”) has taken a position in the Trust and notified the Trust of its intention to nominate eight individuals for election to the Board (the “Saba Hedge Fund Nominees”) and present the above proposal to terminate the investment management agreement between the Trust and BlackRock Advisors, LLC (“BlackRock” or the “Advisor”) (the “Saba IMA Termination Proposal”) at the meeting, both of which are unanimously OPPOSED by the Board Members.

Distribution to shareholders of this Proxy Statement and the accompanying materials, or the WHITE voting instruction form for the Annual Meeting of Shareholders to be held on June 26, 2025, will commence on or about April 11, 2025.

The Trust is organized as a Maryland statutory trust and is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders of record of the Trust as of the close of business on March 28, 2025 (the “Record Date”) are entitled to notice of and to vote at the Trust’s annual meeting of shareholders and at any and all adjournments, postponements or delays thereof. Shareholders of the Trust are entitled to one vote for each share held, with no shares having cumulative voting rights. The quorum and voting requirements for the Trust are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

The number of common shares of beneficial interest of the Trust (“Common Shares”) outstanding as of the close of business on the Record Date and the managed assets of the Trust on the Record Date are 99,345,793 Common Shares and $1,614,623,512, respectively. “Managed assets” means the total assets of the Trust minus its accrued liabilities (other than aggregate indebtedness constituting financial leverage). Except as set forth in Appendix F, to the knowledge of the Trust, as of March 31, 2025, no person was the beneficial owner of more than five percent of a class of the Trust’s outstanding shares.

Even if you plan to attend the meeting, please sign, date and return the enclosed WHITE proxy card. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your WHITE proxy card or WHITE voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the meeting will be voted at the meeting and at any and all adjournments, postponements or delays thereof. On any matter coming before the meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a WHITE proxy card is properly executed and returned and no choice is specified with respect to the proposals, the shares will be voted “FOR” Proposal 1 and “AGAINST” Proposal 2. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to the proposals at any time before a vote is taken on the proposals by filing with the Trust a written notice of revocation (addressed to the Secretary of the Trust at the principal executive offices of the Trust at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker or other intermediary, please consult your bank, broker or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

PLEASE DO NOT SEND BACK ANY PROXY CARD YOU MAY RECEIVE FROM SABA, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES OR TO VOTE AGAINST THE SABA IMA TERMINATION PROPOSAL, AS THIS WILL CANCEL YOUR PRIOR VOTE FOR THE BOARD NOMINEES. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE MEETING.

If you are a record holder of the Trust’s shares and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport. If you hold your shares of the Trust through a bank, broker or other nominee, and plan to attend the meeting in person, in order to gain admission you must show valid photographic identification, such as your driver’s license or passport, and satisfactory proof of ownership of shares in the Trust, such as your voting instruction form (or a copy thereof) or a letter from your bank, broker or other nominee or a broker’s statement indicating ownership as of the Record Date. If you hold your shares of the Trust in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the meeting. Even if you plan to attend the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating the WHITE proxy card and returning it in the accompanying postage-paid return envelope.

The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Trust at 50 Hudson Yards, New York, NY 10001, or by calling toll free at

1-800-882-0052. Copies of annual and semi-annual reports of the Trust are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

BlackRock, Inc. will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-End Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock, Inc.’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock, Inc.’s website into this Proxy Statement.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Trust who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the New York address and phone number provided above.

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation and no matter how large or small your holdings may be, we urge you to vote your shares by signing and dating the enclosed WHITE proxy card and returning it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed WHITE proxy card but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the election of the nominees named in this Proxy Statement and “AGAINST” the Saba IMA Termination Proposal. If your shares of the Trust are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the meeting.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE

ENCLOSED WHITE PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR

VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW

MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-34442

PROPOSAL 1—ELECTION OF TRUSTEE NOMINEES

THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD NOMINEES (AS DEFINED BELOW) USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES OR TO VOTE AGAINST THE SABA IMA TERMINATION PROPOSAL.

The Board believes voting “FOR” the election of each of the Trust’s Class I nominees (Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris and Catherine A. Lynch), Class II nominees (R. Glenn Hubbard, W. Carl Kester and John M. Perlowski) and Class III Nominees (Robert Fairbairn, J. Phillip Holloman and Arthur P. Steinmetz), each of whom currently serves on the Board (collectively referred to as the “Board Nominees”), is in the best interest of the Trust’s shareholders for the following reasons, as discussed in more detail below:

•	After careful and thorough consideration, the Board, based on the recommendation of the Board’s Governance and Nominating Committee (the “Governance Committee”), unanimously concluded that the Board Nominees are the most qualified candidates.

•	The Board Members believe that the Board Nominees are the most qualified and experienced stewards to continue overseeing the Trust in pursuing its investment objectives for the benefit of all shareholders.

•	The current Board Members have demonstrated their ability to consistently deliver value to shareholders with the result that:

•	66% return compared to 35% for its benchmark and 34% for competitor funds over the same period;[7]

•	22% distribution rate – the largest distribution rate in its peer group – compared to 10% for competitor funds;[8] and

•	Smallest discount to net asset value (“NAV”) in its peer group – trading at discount of just -2% compared to -11% for competitor funds – driven by shareholder friendly actions taken by your independent Board Nominees and BlackRock.[9]

•	In addition, the Board has implemented shareholder friendly initiatives, such as open-market share repurchases and the Discount Management Program, that have resulted in

[7]	Source: BlackRock, Morningstar. Reflects the Trust’s return on market price. Competitor Fund data reflects the median return on market price of the Morningstar Closed-End Tactical Allocation category, excluding the returns of BlackRock-advised funds (including the Trust). All data for the period from January 1, 2023 through March 7, 2025. All returns cumulative.
[8]	Morningstar data as of January 31, 2025. Reflects the Trust’s distribution rate on an annualized basis. Competitor Fund data reflects the median distribution rate on market price of the Morningstar Closed-End Tactical Allocation category, excluding the distribution rates of BlackRock-advised funds (including the Trust). A portion of the distribution rate includes a return of capital. A return of capital distribution may involve a return of the shareholder’s original investment.
[9]

Morningstar data as of March 7, 2025. Peer group data reflects the median discount. Peer group is the Morningstar Closed-End Tactical Allocation category. Funds reflected are PIMCO Dynamic Income Strategy Fund (PDX), Clough Global Dividend and Income Fund (GLV), Clough Global Opportunities Fund (GLO), RiverNorth Opportunities Fund Inc. (RIV), RiverNorth/DoubleLine Strategic Opportunity Fund (OPP), Bexil Investment Trust (BXSY), Franklin Universal Trust (FT), Special Opportunities Fund (SPE), RENN Fund (RCG), BlackRock Capital Allocation Term Trust (BCAT), and the Trust.

shareholder profits through accretion to the Trust’s NAV. The Trust’s performance and shareholder-friendly initiatives are described in more detail in the discussion of Proposal 2.

The current Board Members, 80% of whom are independent from BlackRock, seek to ensure that the Trust operates in a responsible manner that protects and advances the interests of all shareholders.

A hedge fund, through its investment adviser, Saba Capital Management, L.P., has indicated its intent to nominate the Saba Hedge Fund Nominees for election to the Board at the meeting and submit a proposal which, if approved, would likely result in fundamental changes to how the Trust is managed. The Governance Committee and the Board reviewed Saba’s notice of intent, including information provided by Saba regarding the qualifications and experience of the Saba Hedge Fund Nominees, as compared with those of the Board Nominees. The Board considered that the Board Nominees collectively have extensive experience with registered closed-end funds generally, with funds that have an unconstrained approach to investing in public and private markets across asset classes and environmental, social and governance focused funds, and specifically with the Trust, its investment objectives and strategies and service providers. The Board further considered that the Saba Hedge Fund Nominees:

•	have no experience with the Trust, its investment objectives and strategies, or service providers; and

•	do not have the extensive experience with investment company governance possessed by the Board Nominees.

In addition, the Board noted that the same hedge fund advised by Saba indicated its intent to (i) nominate four nominees for election to the Board at the Trust’s 2023 and 2024 annual meetings in an effort to replace the four incumbent Class I Board Members, who were standing for election at the 2023 and 2024 annual meetings, and (ii) three nominees for election to the Board at the Trust’s 2024 annual meeting in an effort to replace the three incumbent Class II Board Members, who were standing for election at the 2024 annual meeting. After soliciting votes from Trust shareholders, Saba did not submit for voting either the shares it held directly or the shares of other shareholders who authorized Saba via proxy to vote on their behalf at the 2023 annual meeting. A quorum of shareholders required to conduct business was not obtained at the Trust’s 2023 annual meeting and no nominees were elected. In addition, no nominee received the required number of votes to be re-elected or elected to the Board at the Trust’s 2024 annual meeting.

The Board believes that electing the Saba Hedge Fund Nominees and voting for Proposal 2 would essentially turn the Trust over to Saba when it has provided little information as to (i) its intentions or qualifications, or (ii) any related changes that would affect your investment. If elected, the Saba Hedge Fund Nominees would comprise 80% of the Board and could take actions to discontinue the discount management tools and increased distribution rate approved by the current Board. In addition, if both the Saba Hedge Fund Nominees are elected and Proposal 2 is approved, the Saba Hedge Fund Nominees would be able to determine the engagement of a replacement investment adviser, which could be Saba itself. Indeed, this precise scenario has happened at two other closed-end funds in recent years. The Board therefore strongly believes that shareholders should vote “FOR” the Board Nominees in Proposal 1 and “AGAINST” Proposal 2 in order to prevent this outcome.

BOARD RECOMMENDATION

Vote “FOR” the election of each Board Nominee using the WHITE proxy card.

Please do not return or vote any other color proxy card you may receive, even to withhold votes on the Saba Hedge Fund Nominees or to vote against the Saba IMA Termination Proposal.

Nominees for the Trust. The Board consists of ten Board Members, eight of whom are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Board Members”). The Trust divides its Board Members into three classes: Class I, Class II and Class III, and generally only one class of Board Members stands for election each year.

The Class III Board Members are standing for election this year as each of their current terms expire at the later of the date of the Trust’s 2025 annual meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal. In addition, because a quorum was not obtained to conduct business at the Trust’s 2023 annual meeting and no nominee received the required number of votes to be re-elected or elected to the Board at the Trust’s 2024 annual meeting, each incumbent Class I Board Member and Class II Board Member continued to serve on the Board as a “holdover” Board Member following the 2023 and 2024 annual meetings, as applicable, and is standing for election again this year. Each Class I Board Member, Class II Board Member and Class III Board Member elected at the meeting will serve until the later of the date of the Trust’s 2026, 2027 and 2028 annual meeting, respectively, or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Board Member if elected.

Board Members’/Nominees’ Biographical Information. Each of the Board Nominees, as listed below, is highly skilled and experienced.

Cynthia L. Egan

Robert Fairbairn

Lorenzo A. Flores

Stayce D. Harris

J. Phillip Holloman

R. Glenn Hubbard

W. Carl Kester

Catherine A. Lynch

John M. Perlowski

Arthur P. Steinmetz

The below table identifies the Board Nominees for election to the Board and sets forth certain biographical information about the Board Nominees. The Class I Board Members, Class II Board Members and Class III Board Members are standing for election this year. Each Board Nominee was recommended by the Governance Committee of the Board and nominated by the full Board for election by shareholders. R. Glenn Hubbard was selected to serve as the Chair of the Board, and W. Carl Kester was selected to serve as the Vice Chair of the Board. All of the closed-end investment companies registered under the 1940 Act advised by the Advisor, including the Trust, are referred to collectively as the “BlackRock Closed-End Funds.” The BlackRock Closed-End Funds, together with certain other registered investment companies advised by the Advisor or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Public Company and Other Investment Company Directorships Held During Past Five Years**
Independent Board Members/Nominees †

R. Glenn Hubbard(3) 1958	Chair of the Board and Trustee	2025; from 2021 to present	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 100 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester(3)(5) 1951	Vice Chair of the Board and Trustee	2025; from 2021 to present	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	68 RICs consisting of 102 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Public Company and Other Investment Company Directorships Held During Past Five Years**
Cynthia L. Egan(2)(5) 1955	Trustee	2025; from 2021 to present	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	68 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores(2) 1964	Trustee	2025; from 2021 to present	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry (semiconductor manufacturer) from 2024 to 2025; Vice Chairman, Kioxia, Inc. (flash memory and solid state drive manufacturer) from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. (technology and semiconductor company) from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	66 RICs consisting of 100 Portfolios	None

Stayce D. Harris(2) 1959	Trustee	2025; from 2021 to present	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	66 RICs consisting of 100 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman(4) 1955	Trustee	2025; from 2021 to present	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation (uniforms and facilities services) since 2025; President and Chief Operating Officer, Cintas Corporation (uniforms and facilities services) from 2008 to 2018.	66 RICs consisting of 100 Portfolios	PulteGroup, Inc. (home construction); Vestis Corporation (uniforms and facilities services)

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Public Company and Other Investment Company Directorships Held During Past Five Years**
Catherine A. Lynch(2)(5) 1961	Trustee	2025; from 2021 to present	Advisory Committee Member, Rocade Capital Fund V since 2025; Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	68 RICs consisting of 102 Portfolios	PennyMac Mortgage Investment Trust

Arthur P. Steinmetz(4)(5) 1958	Trustee	2025; from 2023 to present	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 102 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Board Members/Nominees††

Robert Fairbairn(4) 1965	Trustee	2025; from 2021 to present	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	94 RICs consisting of 268 Portfolios	None

Name, Address(1) and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Public Company and Other Investment Company Directorships Held During Past Five Years**
John M. Perlowski(3)(5) 1964	Trustee, President and Chief Executive Officer	2025; Trustee, President and Chief Executive Officer from 2021 to present	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 270 Portfolios	None

*	For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The BlackRock Fixed-Income Complex is comprised of 68 RICs consisting of 102 Portfolios.
**	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Each Independent Board Member will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board upon a finding of good cause therefor.
††	Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Messrs. Fairbairn and Perlowski are also board members of the BlackRock Multi-Asset Complex. Interested Board Members serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Board Member by action of a majority of the Board Members upon a finding of good cause therefor.
(1)	The address of each Board Member and Board Nominee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(2)	Class I Board Member and Board Nominee.
(3)	Class II Board Member and Board Nominee.
(4)	Class III Board Member and Board Nominee
(5)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Board believes that each Independent Board Member satisfied, at the time he or she was initially elected or appointed as a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in the Trust’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Board Members/Nominees have balanced and diverse experiences, skills, attributes and qualifications, which allows the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Board Members/Nominees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Trust’s investment adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s/Nominee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust or the other funds in the BlackRock fund complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as their leadership of standing and other committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of the Board Nominees that support the conclusion that they should continue to serve on the Board.

Board Members/Nominees	Experience, Qualifications and Skills
R. Glenn Hubbard**	R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to the Trust’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Board with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Hubbard’s independence from the Trust and the Advisor enhances his service as Chair of the Board, Chair of the Executive Committee and a member of the Governance Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester**	The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Board a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Trust, its operations, and the business and regulatory issues facing the Trust. Dr. Kester’s independence from the Trust and the Advisor enhances his service as a Vice Chair of the Board, Chair of the Governance Committee and a member of the Executive Committee, the Discount Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Board Members/Nominees	Experience, Qualifications and Skills
Cynthia L. Egan*	Cynthia L. Egan brings to the Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Trust and the Advisor enhances her service as Chair of the Compliance Committee and a member of the Discount Committee, the Governance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Lorenzo A. Flores*	The Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Lattice Semiconductor Corporation, a semiconductor company that designs, develops, and markets programmable logic products and related software, Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Trust and the Advisor enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris*	The Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and

Board Members/Nominees	Experience, Qualifications and Skills
complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Trust and the Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman***	The Board benefits from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation, President and Chief Operating Officer of Cintas Corporation and director of PulteGroup, Inc. and Rockwell Automation Inc. allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Trust and the Advisor enhances his service as a member of the Governance Committee and the Performance Oversight Committee.

Catherine A. Lynch*	Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Board by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch serves as an Advisory Committee Member of Rocade Capital Fund V managed by Rocade Capital LLC. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Trust and the Advisor enhances her service as the Chair of the Discount Committee and the Chair of the Securities Lending Committee, and a member of the Governance Committee and the Performance Oversight Committee.

Arthur P. Steinmetz***	The Board benefits from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Trust and the Advisor enhances his service as Chair of the Performance Oversight Committee and a member of the Discount Committee.

Robert Fairbairn***	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and 35 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical

Board Members/Nominees	Experience, Qualifications and Skills
business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski**	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Trust provides him with a strong understanding of the Trust, their operations, and the business and regulatory issues facing the Trust. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

*	Class I Board Member and Board Nominee.
**	Class II Board Member and Board Nominee.
***	Class III Board Member and Board Nominee.

Board Leadership Structure and Oversight

The Board consists of ten Board Members, eight of whom are Independent Board Members. The registered investment companies advised by the Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

The Board has overall responsibility for the oversight of the Trust. The Chair of the Board and the Chief Executive Officer are different people. Not only is the Chair an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Board has seven standing Committees: an Audit Committee, a Governance Committee, a Compliance Committee, a Performance Oversight Committee, a Discount Committee, a Securities Lending Committee and an Executive Committee.

The Board currently oversees the Trust’s usage of leverage, including the Trust’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorizes or approves the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Trust does not have a compensation committee because its executive officers, other than the Trust’s Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Trust and the CCO’s compensation is comprehensively reviewed by the Board. The role of the Chair of the Board is to preside over all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Board or Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Trust’s management, in executive sessions or with other service providers to the Trust. The Board has regular meetings five times a year, including a meeting to consider the approval of the Trust’s investment management agreement and, if necessary, may hold special meetings before its next regular meeting. The Audit Committee, the Governance Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Discount Committee and the Executive Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Board to enhance oversight.

The Board decided to separate the roles of Chief Executive Officer from the Chair because it believes that having an independent Chair:

•	increases the independent oversight of the Trust and enhances the Board’s objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Trust’s operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Board; and

•	provides independent spokespersons for the Trust.

The Board has engaged the Advisor to manage the Trust on a day-to-day basis. The Board is responsible for overseeing the Advisor, other service providers, the operations of the Trust and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and the Trust’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Trust’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Advisor and its role in running the operations of the Trust.

Day-to-day risk management with respect to the Trust is the responsibility of the Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Advisor. The Trust is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Trust. Risk oversight is part of the Board’s general oversight of the Trust and is addressed as part of various Board and Committee activities. The Board, directly or through Committees, also reviews reports from, among others, management, the independent registered public accounting firm for the Trust, the Advisor, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Trust and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Trust’s activities and associated risks. The Board has approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports regularly to the Board regarding compliance matters for the Trust and its service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Compensation. Information relating to compensation paid to the Board Members for the Trust’s most recent fiscal year is set forth in Appendix A.

Equity Securities Owned by Board Members and Board Nominees. Information relating to the amount of equity securities owned by Board Members/Nominees in the Trust as of February 28, 2025 is set forth in Appendix B.

Attendance of Board Members at Annual Shareholders’ Meetings. It is the policy of the Trust to encourage Board Members to attend the annual shareholders’ meeting. One Board Member in office at the time attended last year’s annual shareholders’ meeting.

Board Meetings. During the calendar year 2024, the Board met eight times. Additionally, during the fiscal year ended December 31, 2024, the Board met eight times. No incumbent Board Member attended less than 75% of the aggregate number of meetings of the Board and of each Committee on which the Board Member served during the Trust’s most recently completed full fiscal year.

Committees of the Board. Information relating to the various standing Committees of the Board is set forth in Appendix C.

Delinquent Section 16(a) Reports. None to report.

Executive Officers of the Trust. Information about the executive officers of the Trust, including their year of birth and their principal occupations during the past five years, is set forth in Appendix D.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH BOARD NOMINEE TO THE BOARD USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO WITHHOLD VOTES ON THE SABA HEDGE FUND NOMINEES OR TO VOTE AGAINST THE SABA IMA TERMINATION PROPOSAL.

PROPOSAL 2—IF PROPERLY PRESENTED, A PROPOSAL BY SABA TO TERMINATE THE TRUST’S INVESTMENT MANAGEMENT AGREEMENT

FOR THE REASONS DISCUSSED BELOW, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD. PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 2.

A shareholder of the Trust, Saba Capital Master Fund, Ltd., through its investment adviser, Saba Capital Management, L.P. (together, “Saba”), has informed the Trust that it intends to present the below proposal at the meeting and requested that the Trust include the shareholder proposal in the Trust’s proxy materials.

As required by the rules of the Securities and Exchange Commission (the “SEC”), the text of Saba’s proposed resolution, for which the Trust accepts no responsibility, is reproduced below exactly as submitted by Saba.

SABA’S PROPOSAL

“RESOLVED, that the investment management agreement between BlackRock ESG Capital Allocation Term Trust (the “Fund”) and BlackRock Advisors, LLC (the “Manager”), dated September 23, 2021, as since amended or novated (the “Management Agreement”), and any other advisory and management agreements between the Fund and the Manager, including any sub-investment advisory agreement(s) between or among the Fund, the Manager and its affiliates, successors or assigns, each as since amended or novated, shall be terminated by the Fund, pursuant to the right of stockholders as embodied in Section 12 of the Management Agreement and Section 15(a)(3) of the Investment Company Act of 1940, such termination to be effective no more than sixty days following the date hereof.”

BOARD RECOMMENDATION

Vote “AGAINST” Proposal 2 using the WHITE proxy card.

Please do not return or vote any other color proxy card you may receive, even to vote against Proposal 2.

OPPOSITION STATEMENT BY THE BOARD OF TRUSTEES

The Board opposes terminating the Investment Management Agreement for the following reasons, as discussed in more detail below:

•	Potential Loss of BlackRock’s Experience and Expertise: Termination of the Investment Management Agreement would result in the firing of BlackRock as the Trust’s investment adviser, depriving the Trust of BlackRock’s experience and expertise.

•	Potential Harm to the Trust and Its Shareholders: Termination of the Investment Management Agreement would plunge the Trust into uncertainty about its investment adviser and its future, which could result in the Trust’s shares trading at a larger discount to NAV and have a negative impact on the Trust’s performance.

•	Strong Existing Board Oversight: The Board Members, as fiduciaries to the Trust, review the Investment Management Agreement annually (including in connection with Saba’s 2024 proposal to terminate the Investment Management Agreement), receive detailed information about the Trust and BlackRock, and are best positioned to evaluate BlackRock.

•	The Board Believes BlackRock is Best Suited to Manage the Trust: After this review, the Board Members do not believe that terminating the Investment Management Agreement at this time would be in the best interests of the Trust or its shareholders.

Key Facts About the Trust

•	Strong Leadership: The Trust has an experienced and well-resourced portfolio management team led by Rick Rieder, who was awarded Morningstar’s Outstanding Portfolio Manager in 2023. Mr. Rieder is BlackRock’s Chief Investment Officer of Global Fixed Income, Head of the Fundamental Fixed Income business, and Head of the Global Allocation Investment Team, has 38 years of experience and $200 billion in assets under management as of December 31, 2024.

•	Outperformance: The Trust has outperformed both its competitor funds[10] and benchmark[11] since January 2023, on both a market price and NAV basis. The Trust returned 66.0% on market price compared to its peer group’s median return of 33.6% on market price and its benchmark’s return of 34.7% over the same period.[12]

Decisive Actions to Create Shareholder Value

The Board and BlackRock have taken a number of decisive actions to create shareholder value and address the Trust’s discount with the result that the Trust’s current discount is -2.3% as of March 7, 2025 – as a result, shareholders have benefitted from the 32.1% of outperformance for the Trust’s market price relative to its net asset value,13 and the Trust ranks 1 out of 11 peer funds in terms of outperformance. In addition, the Board’s actions have resulted in accretion to NAV of over $11.5 million since 2022 and provided potential for liquidity at 98% of NAV. Chief among these actions are:

•	Discount Management Program: The Trust implemented a Discount Management Program (the “DMP”) in May 2024. Under the terms of the DMP, if the Trust’s common shares trade at an average daily discount to NAV of more than 7.50% during a 3-month measurement period (the DMP is comprised of four measurement periods), the Trust will to offer to repurchase 2.5% of its outstanding common shares at a price equal to 98% of the Fund’s NAV. The average daily discount to NAV for the measurement period ended June 30, 2024 triggered a tender offer under the DMP and the Trust repurchased $46 million in shares, resulting in approximately $831,000 in NAV accretion to the Trust. BlackRock and the Board believe that the DMP, combined with the Trust’s performance and increased monthly payments (as discussed below), is a key factor in narrowing the discount to NAV of the Trust’s shares to the point where no further tenders have been triggered under the DMP.

•	Share Buybacks: Prior to implementing the DMP, the Trust had an open-market share repurchase program dating back to 2022 (the “Repurchase Program”). Between 2022 and 2024, the Trust purchased over $54 million in share under the Repurchase Program,

[10]	Competitor funds refer to funds in the Morningstar Closed-End Tactical Allocation category, excluding BlackRock-advised funds (including the Trust).
[11]	Benchmark refers to the MSCI World Index (65%) and the Bloomberg U.S. Aggregate Bond Index (35%).
[12]	Source: BlackRock, Morningstar. All data for the period from January 1, 2023 through March 7, 2025. All returns cumulative.
[13]	Reflected by the difference between the Trust’s market price and NAV performance between January 1, 2023 and March 7, 2025.

generating approximately $10.7 million in NAV accretion for shareholders who have remained in the Trust since 2022.

•	Monthly Payments: The dollar amount per share of the Trust’s monthly distribution has grown by over +200% since the Trust’s inception in September 2021. The Trust has announced three distribution increases, including a +25% increase in February 2023 and an additional +20% increase in January 2024. Most recently, the Trust announced in May 2024 that it would pay monthly distributions to shareholders at an annual rate of 20% of the Trust’s 12-month rolling average daily NAV, a change which constituted a +98% distribution increase for shareholders. These distributions result in shareholders receiving a portion of their investment at NAV, not the discounted market price.

•	Investor Relations: BlackRock’s US Wealth Advisory (“USWA”) business is an industry leader with ~300 sales professionals servicing financial advisors and their wealth clients. USWA performs investor relations services for the Trust and hosts regular market update calls for shareholders and an annual conference for institutional investors and CEF investment professionals. Additionally, the Trust publishes a quarterly commentary accessible to shareholders and the general public, in additional to monthly portfolio updates and other education and insights available on blackrock.com.

ECAT has outperformed its competitor funds and benchmark since January 2023 on market price returns14

66.0%
33.6%
34.7%
ECAT (Market Price)
Competitor Funds (Market Price)
Benchmark

[14]	Benchmark return data reflects the performance of the MSCI World Index (65%) and the Bloomberg U.S. Aggregate Bond Index (35%). Competitor Fund data reflects the median return on market price of the Morningstar Closed-End Tactical Allocation category, excluding the returns of BlackRock-advised funds (including the Trust). ECAT data reflects the Trust’s return on market price. All data between January 1, 2023, and March 7, 2025.

ECAT ranks #1 on outperformance for market price relative to its net asset value (i.e., trades at the narrowest discount in its peer group)15

ECAT’s market price distribution rate is over 2X that of its competitors16

[15]	Morningstar data as of March 7, 2025. Peer group is the Morningstar Closed-End Tactical Allocation category. Funds reflected are PIMCO Dynamic Income Strategy Fund (PDX), Clough Global Dividend and Income Fund (GLV), Clough Global Opportunities Fund (GLO), RiverNorth Opportunities Fund Inc. (RIV), RiverNorth/DoubleLine Strategic Opportunity Fund (OPP), Bexil Investment Trust (BXSY), Franklin Universal Trust (FT), Special Opportunities Fund (SPE), RENN Fund (RCG), BlackRock Capital Allocation Term Trust (BCAT), and the Trust.
[16]	Morningstar data as of January 31, 2025. Competitor Fund data reflects the median distribution rate on market price of the Morningstar Closed-End Tactical Allocation category, excluding the distribution rates of BlackRock-advised funds (including the Trust). A portion of the distribution rate includes a return of capital. A return of capital distribution may involve a return of the shareholder’s original investment.

NOTICE!

Please be advised that the Board believes that Proposal 2 poses significant risks to shareholders and the future of the Trust

Pursuant to the Investment Management Agreement, BlackRock acts as investment adviser to the Trust, investing the Trust’s assets and supervising and arranging for the day-to-day operations of the Trust. If the Investment Management Agreement were to be terminated, the daily investment decisions of the Trust would no longer be made by BlackRock and the Trust’s experienced and highly skilled portfolio managers. In addition, the Trust would lose access to the personnel, facilities, equipment and certain other services critical to the operation of the Trust that are currently provided by BlackRock.

The Termination of the Investment Management Agreement Would Deprive the Trust of BlackRock’s Experience and Expertise. BlackRock is the world’s largest asset manager and one of the largest closed-end fund managers, with more than 35 years of advisory experience. The Board believes that the Trust’s investment mandate to invest in both equities and fixed income instruments across the globe require the Trust to have an investment adviser with the sophistication and extensive expertise of BlackRock. BlackRock’s investment platform has unparalleled global reach and is at the forefront of sustainable investing. In addition, BlackRock pioneered unconstrained investing and has a 35+ year track record in unconstrained investing. Overall, the Trust’s unconstrained approach provides flexibility to invest in public and private markets across different asset classes, geographies, sectors and credit quality, while seeking to identify untapped growth opportunities tied to the evolution of ESG. Furthermore, BlackRock’s scale and deep relationships have historically given it enhanced access to private investments and high-demand initial public offerings. BlackRock also leverages the Aladdin Risk Management Platform and has significant risk management expertise.

The Board believes that BlackRock is successfully implementing the Trust’s investment strategies, as evidenced by the Trust’s performance and distributions described above, and is positioning the Trust to meet its investment objectives over the 12-year life of the Trust. The Board believes that shareholders have benefitted from the high-quality services, experience, resources and industry standing of BlackRock. Furthermore, BlackRock has shown its commitment to the Trust and its investment strategies by paying all the organizational and offering costs in connection with the Trust’s initial public offering and supporting the marketing of the Trust through BlackRock’s U.S. Wealth Advisory business, the largest closed-end fund support staff in the U.S. retail market. BlackRock and the Board have also implemented value-creating and shareholder-friendly initiatives for the Trust, including increased monthly distributions and the adoption of a discount management program in 2024, which have had the intended effect of reducing discounts and enhancing long-term shareholder value through a series of conditional tender offers and increased monthly payments.

The Trust is managed by a team of highly skilled investment professionals employed by BlackRock, with 30 years of experience on average. Rick Rieder, the lead portfolio manager, is BlackRock’s Chief Investment Officer of Global Fixed Income, Head of the Fundamental Fixed Income business, and Head of the Global Allocation Investment Team, has 38 years of experience and manages $200 billion in assets, as of December 31, 2024, and was recently awarded Morningstar’s Outstanding Portfolio Manager of the Year in 2023. The portfolio management team leverages a global team of approximately 475 dedicated investment professionals across the globe with experience investing across different markets and asset classes. The portfolio management team utilizes BlackRock’s proprietary risk management platform and ESG ratings to better understand the risks and opportunities in the fast-developing and evolving area of ESG investing.

As discussed in Proposal 1, Saba intends to nominate the Saba Hedge Fund Nominees for election to the Board at the meeting. If elected, the Saba Hedge Fund Nominees would comprise 80% of the Board and could take actions to discontinue the discount management tools and increased distribution rate approved by the current Board. In addition, if both the Saba Hedge Fund Nominees are elected and Proposal 2 is approved, the Saba Hedge Fund Nominees would be able to determine the engagement of a replacement investment adviser, which could be Saba itself. Indeed, this precise scenario has happened at two other closed-end funds in recent years. The Board therefore strongly believes that shareholders should vote “FOR” the Board Nominees in Proposal 1 and “AGAINST” Proposal 2 in order to prevent this outcome.

Termination of the Investment Management Agreement Could Harm the Trust. Saba’s proposal to terminate the Investment Management Agreement could be detrimental to the Trust and its shareholders. If Proposal 2 is approved, the Investment Management Agreement will, by its terms, automatically terminate 60 days following the shareholder meeting, potentially leaving the Trust “orphaned” (i.e., without an investment adviser), which would cause significant disruptions to the Trust’s investment activities, leaving it exposed to substantial risk and expense, and could result in the Trust’s shares trading at a larger discount to NAV.

Termination would require the Board to search for a suitable new investment adviser and conduct the requisite due diligence of a potential replacement, the costs of which would be borne by the Trust and would be significant. Although the 1940 Act allows for a temporary investment adviser to be appointed for up to 150 days without an additional shareholder vote, the Trust may not be able to identify a temporary investment adviser. Even if a temporary investment adviser is engaged, the Trust may not be able to identify a replacement adviser during the term of the temporary investment adviser, if at all. For so long as the Trust is without an investment adviser, the Trust would be “orphaned” and have no day-to-day management, which could expose shareholders’ investment to significant uncertainty and potential value destruction.

The uncertainty associated with the Trust’s portfolio management could be detrimental to the performance and share trading price of the Trust. Once the Board selects a new investment adviser, a new investment management agreement would require approval of (i) the Board (including a majority of the Independent Board Members) and (ii) a majority of the Trust’s outstanding voting securities (as defined in the 1940 Act). Obtaining shareholder approval would cause the Trust to further incur substantial costs in connection with calling and holding a special meeting of shareholders, soliciting shareholder votes and filing and mailing proxy materials. If approval of the new investment management agreement were not obtained, the Trust would remain orphaned without an investment adviser to manage its assets.

Even if a replacement investment adviser is identified, we cannot assure you that the adviser and its management agreement will be as advantageous for the Trust’s shareholders as BlackRock and the Investment Management Agreement. For example, a replacement investment adviser may charge higher fees than provided for under the Investment Management Agreement. Likewise, a replacement investment adviser may take actions that reduce the NAV or market price of the Trust’s shares, or otherwise reduce the Trust’s performance and the value of shareholders’ investment in the Trust.

Additionally, termination of the Investment Management Agreement would require the Trust to cease using “BlackRock” in its name and could adversely impact the attractiveness of the Trust to prospective investors. It could also cause the Trust to lose the confidence of its existing shareholders, particularly those who made a choice to invest in a fund managed by BlackRock in the first place. This could result in less demand for, and increased selling of, Trust shares, placing downward pressure on the Trust’s share trading price and widening the discount between the Trust’s share trading price and NAV. The potential widening of the Trust’s discount could also have a negative impact on total shareholder return.

The Board Members, as Fiduciaries to the Trust, Review the Investment Management Agreement Annually and Are Best Positioned to Evaluate BlackRock. In accordance with its duties under the 1940 Act, the Board, including the Independent Board Members, diligently considers the Investment Management Agreement and BlackRock’s service as the Trust’s investment adviser annually. The Trust ranks in the 1st quartile for total expense ratio (TER) compared with peers in the Trust’s Broadridge expense universe.17 The Board, including the Independent Board Members, most recently determined to continue the Investment Management Agreement in June 2024, as a culmination of the Board’s year-long deliberative process, after unanimously concluding that such continuation was in the best interests of the Trust and its shareholders. The Board does not currently believe that there is any justification for subjecting the Trust and its shareholders to potential risk and expense in order to terminate the Investment Management Agreement in pursuit of a replacement investment adviser that the Board believes would not be as well-suited as BlackRock to manage the Trust.

For the reasons stated above, the Board believes that it is not in the best interests of the Trust to terminate the Investment Management Agreement with BlackRock.

If you utilize a proxy advisory firm, please consider carefully whether that firm’s recommendation takes into account the reasons for the Board’s opposition to Proposal 2, as described above. Investment advisers who have discretion to vote shares of the Trust held by their clients should independently assess the Board’s specific rationale for opposing this Proposal 2 when determining whether to follow the generic proxy voting guidelines issued by proxy advisory firms.

FOR THE REASONS STATED ABOVE, THE BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “AGAINST” PROPOSAL 2 USING THE WHITE PROXY CARD.

PLEASE DO NOT RETURN OR VOTE ANY OTHER COLOR PROXY CARD YOU MAY RECEIVE, EVEN TO VOTE AGAINST PROPOSAL 2.

[17]	Expense peer universe, independently selected by Broadridge, is comprised of PIMCO Dynamic Income Strategy Fund (PDX), Clough Global Dividend and Income Fund (GLV), Clough Global Opportunities Fund (GLO), RiverNorth Opportunities Fund Inc. (RIV), RiverNorth/DoubleLine Strategic Opportunity Fund (OPP), Bexil Investment Trust (BXSY), Franklin Universal Trust (FT), BlackRock Capital Allocation Term Trust (BCAT) and the Trust. Data sourced from Broadridge as of March 2025, based on each fund’s respective fiscal year end data. TER excludes investment related expenses.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

A quorum of shareholders is required to take action at the meeting. The holders of a majority of the shares entitled to vote on any matter at a shareholder meeting present in person or by proxy shall constitute a quorum for purposes of conducting business on such matter.

The Trust expects that broker-dealer firms holding shares of the Trust in “street name” for their customers will not be permitted by NYSE rules to vote on the election of Trustees or on the Saba IMA Termination Proposal on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, the Trust does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares using the WHITE proxy card.

The affirmative vote of a majority of the shares outstanding and entitled to vote is necessary to elect each of the respective Board Nominees under Proposal 1. The affirmative vote of (i) sixty-seven percent (67%) or more of the voting securities present in person or represented by proxy at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Trust are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Trust, whichever is less, is necessary to approve Proposal 2. Abstentions and broker non-votes, if any, will be counted as represented at the meeting and will have the same effect as a vote against Proposal 1 and Proposal 2.

Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting. The inspectors of election will determine whether or not a quorum is present at the meeting. The inspectors of election will treat abstentions and broker non-votes, if any, as present for purposes of determining a quorum.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a signed and dated WHITE proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Board Nominees in Proposal 1 and “AGAINST” the termination of the Investment Management Agreement in Proposal 2.

If you hold shares of the Trust through a bank, broker, other financial institution or intermediary (called a service agent), the service agent may be the record holder of your shares. At the meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of Proposal 1 and against Proposal 2. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but is not required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board Members, including a majority of the Independent Board Members, of the Trust have selected Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Trust.

A representative of D&T is expected to be present at the meeting in person or via teleconference. The representative of D&T will have the opportunity to make a statement at the meeting if he or she desires to do so and is expected to be available to respond to appropriate questions.

The Trust’s Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Trust’s Audit Committee has received from D&T the written disclosures and the letter required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, has discussed D&T’s independence with D&T, and has considered the compatibility of non-audit services with the independence of the independent registered public accounting firm.

The Trust’s Audit Committee also reviews and discusses the Trust’s financial statements with Trust management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Trust’s annual report to shareholders, the Audit Committee would be notified by Trust management or the independent registered public accounting firm. The Audit Committee received no such notifications for the Trust during its most recently completed fiscal year. Following the Audit Committee’s review and discussion with the Trust’s independent registered public accounting firm, pursuant to authority delegated by the Board, the Audit Committee approved the Trust’s audited financial statements for the Trust’s fiscal year ended December 31, 2024 for inclusion in the Trust’s annual report to shareholders.

Appendix E sets forth the fees billed by the Trust’s independent registered public accounting firm for the two most recent fiscal years for all audit, non-audit, tax and all other services provided directly to the Trust. The fee information in Appendix E is presented under the following captions:

(a) Audit Fees—fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements, including out-of-pocket expenses.

(b) Audit-Related Fees—fees related to assurance and related services that are reasonably associated with the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews not required by regulators.

(c) Tax Fees—fees associated with tax compliance and/or tax preparation, as applicable. Tax compliance and preparation include services such as the filing or amendment of federal, state or local income tax returns, and services relating to regulated investment company qualification reviews, taxable income and tax distribution calculations. All of the fees included under “Tax Fees” in Appendix E relate solely to services provided for tax compliance and/or tax preparation, and none of such fees relate to tax advice, tax planning or tax consulting.

(d) All Other Fees—fees for products and services provided to the Trust other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(e) Aggregate Non-Audit Fees for Services Provided to the Trust and its Affiliated Service Providers Pre-Approved by the Audit Committee—the sum of the fees shown under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” and fees paid by the Trust’s Affiliated Service Providers to the Trust’s independent registered public accounting firm.

The Trust’s Audit Committee is required to approve all audit engagement fees and terms for the Trust. The Trust’s Audit Committee also is required to consider and approve (i) the provision by the Trust’s independent registered public accounting firm of any non-audit services to the Trust, and (ii) the provision by the Trust’s independent registered public accounting firm of non-audit services to BlackRock and any entity controlling, controlled by or under common control with BlackRock that provides ongoing services to the Trust (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. See Appendix E to this Proxy Statement for information about the fees paid by the Trust, the Advisor, and Affiliated Service Providers to the Trust’s independent registered public accounting firm.

The Audit Committee complies with applicable laws and regulations with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Trust on an annual basis require specific pre-approval by the Trust’s Audit Committee. As noted above, the Trust’s Audit Committee must also approve other non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee has implemented policies and procedures by which such services may be approved other than by the full Audit Committee. Subject to such policies and procedures, including applicable dollar limitations, the Trust’s Audit Committee may pre-approve, without consideration on a specific case-by-case basis (“general pre-approval”), certain permissible non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm. Each service approved subject to general pre-approval is presented to the Trust’s Audit Committee for ratification at the next regularly scheduled Board meeting.

For the Trust’s two most recently completed fiscal years, there were no services rendered by D&T to the Trust for which the general pre-approval requirement was waived.

Fees for non-audit services provided to the Trust’s Affiliated Service Providers for which pre-approval by the Trust’s Audit Committee was required for the calendar years ended December 31, 2024 and December 31, 2023 were $2,149,000 and $2,154,000, respectively. These fees were paid in their entirety by BlackRock in connection with services provided to the Affiliated Service Providers of the Trust and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and secondarily, a subscription to the Deloitte Accounting Research Tool.

The Trust’s Audit Committee has considered the provision of non-audit services that were rendered by D&T to the Trust’s Affiliated Service Providers that were not pre-approved (and did not require pre-approval) in connection with determining such auditor’s independence. All services provided by D&T to the Trust and the Trust’s Affiliated Service Providers that required pre-approval were pre-approved during the Trust’s most recently completed fiscal year.

The Audit Committee of the Trust consists of the following Board Members:

Catherine A. Lynch (Chair);

Lorenzo A. Flores;

J. Phillip Holloman; and

Arthur P. Steinmetz.

ADDITIONAL INFORMATION

5% Beneficial Share Ownership

As of March 31, 2025, to the best of the Trust’s knowledge, the persons listed in Appendix F beneficially owned more than 5% of the outstanding shares of the class of the Trust.

Investment Advisor and Administrator

The Advisor provides investment advisory and administrative services to the Trust. The Advisor is responsible for the management of the Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Trust. The Advisor, located at 100 Bellevue Parkway, Wilmington, DE 19809, is a wholly owned subsidiary of BlackRock, Inc.

BlackRock, Inc. is a shareholder of the Trust as of the Record Date and intends to vote its Common Shares on the proposals at the annual meeting in accordance with the recommendations of the Board.

Sub-Advisors

BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Advisor, act as the sub-advisors for the Trust. Each of BIL and BSL is a wholly owned subsidiary of BlackRock, Inc.

Submission of Shareholder Proposals

A shareholder proposal intended to be presented at a future meeting of shareholders of the Trust must be received at the offices of the Trust, 50 Hudson Yards, New York, NY 10001, in accordance with the timing requirements set forth below. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

If a Trust shareholder intends to present a proposal at the 2026 annual meeting of the Trust’s shareholders and desires to have the proposal included in the Trust’s proxy statement and form of proxy for that meeting pursuant to Rule 14a-8 under the Exchange Act, the shareholder must deliver the proposal to the offices of the Trust by Friday, December 12, 2025. In the event the Trust moves the date of its 2026 annual shareholder meeting by more than 30 days from the anniversary of its 2025 annual shareholder meeting, shareholder submissions of proposals for inclusion in the Trust’s proxy statement and proxy card for the 2026 annual shareholder meeting pursuant to Rule 14a-8 under the Exchange Act must be delivered to the Trust at a reasonable time before the Trust begins to print and send its proxy materials in connection with the 2026 annual shareholder meeting.

Shareholders who do not wish to submit a proposal for inclusion in the Trust’s proxy statement and form of proxy for the 2026 annual shareholder meeting in accordance with Rule 14a-8 under the Exchange Act may submit a proposal for consideration at the 2026 annual shareholder meeting in accordance with the By-laws of the Trust. The By-laws for the Trust require that advance notice be given to the Trust in the event a shareholder desires to transact any business, including business from the floor, at an annual meeting of shareholders, including the nomination of Board Members. Notice of any such business or nomination for consideration at the 2026 annual shareholder meeting must be in writing, comply with the requirements of the Trust’s By-laws and, assuming that the 2026 annual shareholder meeting is held within 25 days of

June 26, 2026, must be received by the Trust between Tuesday, January 27, 2026 and Thursday, February 26, 2026.

In order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received at the Trust’s principal executive offices by Friday, December 12, 2025. In the event the Trust moves the date of its 2026 annual shareholder meeting by more than 25 days from the anniversary of its 2025 annual shareholder meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2026 annual shareholder meeting in accordance with the advance notice provisions of the By-laws of the Trust must deliver such proposal or nomination not later than the close of business on the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure of the meeting date was made, whichever comes first. If such proposals are not “timely” within the meaning of Rule 14a-4(c), then proxies solicited by the Board for the 2026 annual shareholder meeting may confer discretionary authority to the Board to vote on such proposals.

Copies of the By-laws of the Trust are available on the EDGAR Database on the SEC’s website at www.sec.gov. The Trust will also furnish, without charge, a copy of its By-laws to a shareholder upon request. Such requests should be directed to the Trust at 50 Hudson Yards, New York, NY 10001, or by calling toll free at 1-800-882-0052. For further information, please see Appendix C—Committees of the Board—Governance Committee.

Written proposals (including nominations of Board Members) and notices should be sent to the Secretary of the Trust, 50 Hudson Yards, New York, NY 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of the Trust, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Board electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Trust shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Trust. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Trust. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Trust. Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Trust (excluding the salaries and fees of officers and employees) will be approximately $1,025,000. To date, $50,000 has been spent on the solicitation. These estimates include fees for attorneys, accountants, public relations or financial advisers, proxy solicitors, advertising, printing, transportation, litigation, and other costs incidental to the solicitation, but exclude costs normally expended for the election of Board Members in the absence of a contest, and costs represented by salaries and wages of regular employees and officers.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or regular employees of the Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Trust will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Trust’s shares. The Trust and BlackRock, Inc. have retained Georgeson LLC (“Georgeson”), 51 West 52nd Street, 6th Floor, New York, NY 10019, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson will be paid approximately $239,000 for such services (including reimbursements of out-of-pocket expenses), which is included in the estimate above. Georgeson may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Georgeson anticipates that approximately 75 of its employees will be involved in soliciting shareholders of the Trust.

Additional Information Regarding Participants in the Solicitation

Appendix H sets forth certain information relating to the Board Members, certain executive officers of the Trust and certain officers and employees of BlackRock who may be deemed to be “participants” in the solicitation of proxies under the rules of the SEC by reason of their position as Board Members or because they may solicit proxies on behalf of the Trust.

Standstill Agreement

On May 3, 2024, the Trust and the Advisor entered into a standstill agreement (the “Standstill Agreement”) with Karpus Management, Inc. (“Karpus”), pursuant to which the Trust agreed to adopt the DMP. Under the terms of the DMP, the Trust intends to commence tender offers to repurchase 2.5% of its outstanding Common Shares, at a price per share equal to 98% of the Trust’s NAV per Common Share, if the Trust’s Common Shares trade at an average daily discount to NAV greater than 7.50% during a measurement period (each, a “Conditional Tender Offer”). Each measurement period will have a three calendar month term, commencing April 1, 2024 and continuing for a period of 12 months. During the effective period of the Standstill Agreement, Karpus, the Trust and the Adviser agreed to be bound by the terms of the Standstill Agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its Common Shares in accordance with the recommendation of the Board on all proposals submitted to shareholders, including proposals submitted at the Trust’s 2025 annual meeting of shareholders. The Standstill Agreement will remain in effect until the earlier of (A) May 3, 2027, (B) 10 days prior to the record date for the Trust’s 2027 annual meeting of shareholders, (C) if the Trust has not commenced a Conditional Tender Offer within 15 business days of the applicable calendar quarter end if required to be commenced pursuant to the terms of the Standstill Agreement, the date that is 16 business days after the applicable calendar quarter end, and (iv) such date that the Trust determines not to conduct a Conditional Tender Offer if required to be conducted pursuant to the terms of the Standstill Agreement, unless the Standstill Agreement is terminated earlier by the parties.

If You Plan to Attend the Annual Meeting

Attendance at the annual meeting will be limited to the Trust’s shareholders as of the Record Date. Each shareholder will be asked to present valid photographic identification, such as a valid driver’s license or passport. Shareholders holding shares in brokerage accounts or by a bank or other nominee will also be required to show satisfactory proof of ownership of shares in the Trust, such as a voting instruction form (or a copy thereof) or a letter from the shareholder’s bank, broker or other nominee or a brokerage statement or account statement reflecting share ownership as of the Record Date. Cameras, recording devices and other electronic devices will not be permitted at the annual meeting.

If you are a registered shareholder, you may vote your shares in person by ballot at the annual meeting. If you hold your shares in a brokerage account or through a broker, bank or other nominee, you will not be able to vote in person at the annual meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the annual meeting.

Privacy Principles of the Trust

The Trust is committed to maintaining the privacy of its current and former shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require the Trust to provide you with additional or different privacy-related rights beyond what is set forth above, then the Trust will comply with those specific laws, rules or regulations.

The Trust obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information the Trust receives from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with the Trust, its affiliates or others; (iii) information the Trust receives from a consumer reporting agency; and (iv) information the Trust receives from visits to the Trust’s or its affiliates’ websites.

The Trust does not sell or disclose to non-affiliated third parties any non-public personal information about its current and former shareholders, except as permitted by law or as is necessary to respond to regulatory requests or to service shareholder accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

The Trust may share information with its affiliates to service your account or to provide you with information about other BlackRock, Inc. products or services that may be of interest to you. In addition, the Trust restricts access to non-public personal information about its current and former shareholders to those BlackRock, Inc. employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its current and former shareholders, including procedures relating to the proper storage and disposal of such information.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the 2025 annual shareholder meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the Trust.

Failure of a quorum to be present at any meeting may necessitate adjournment. The Board, prior to any shareholder meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of any shareholder meeting may also adjourn such meeting from time to time to reconvene at the same or some other place, and notice of any such adjourned meeting need not be given if the time and place by which shareholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of any shareholder meeting may adjourn such meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment is reasonable and in the best interests of shareholders. At the adjourned shareholder meeting, the Trust may transact any business which might have been transacted at the original meeting. Any adjourned shareholder meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the original record date.

Please vote promptly by signing and dating the enclosed WHITE proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

By Order of the Board,

Janey Ahn

Secretary of the Trust

April 11, 2025

Appendix A – Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board Member of the BlackRock-advised funds, including the Trust, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Board and the Vice Chair of the Board are each paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee are paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, $25,000 and $20,000, respectively. Each of the other members of the Audit Committee, Compliance Committee, Governance Committee, Discount Committee and Securities Lending Committee is paid an additional annual retainer of $30,000, $25,000, $25,000, $20,000 and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Board. The Trust will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the aggregate compensation, including deferred compensation amounts, paid to each Independent Board Member by the Trust during its most recently completed fiscal year and by all BlackRock-advised funds for the most recently completed calendar year. For the number of BlackRock-advised funds from which each Independent Board Member receives compensation, see the Biographical Information Chart in the discussion of Proposal 1. Messrs. Perlowski and Fairbairn serve without compensation from the Trust because of their affiliation with BlackRock, Inc. and the Advisor.

	Cynthia L. Egan(2)	Lorenzo A. Flores(2)	Stayce D. Harris(2)	J. Phillip Holloman(2)	R. Glenn Hubbard(2)	W. Carl Kester(2)	Catherine A. Lynch(2)	Arthur P. Steinmetz(2)(4)	Trust Total
Total Compensation from the Trust(1)	$15,539	$11,030	$10,355	$11,164	$15,885	$17,404	$16,147	$12,093	$109,417

Total Compensation from all BlackRock- advised funds(3)	$655,000	$420,000	$395,000	$425,000	$600,000	$746,500	$695,000	$534,206

(1)	Information is for the Trust’s most recent fiscal year.
(2)	Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester, Ms. Lynch and Mr. Steinmetz is $743,845, $726,494, $773,663, $5,010,835, $2,155,608, $631,953 and $278,737, respectively, as of December 31, 2024. Ms. Egan did not participate in the deferred compensation plan as of December 31, 2024.
(3)	Represents the aggregate compensation earned by such persons from the BlackRock-advised funds during the calendar year ended December 31, 2024. Of this amount, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester, Ms. Lynch and Mr. Steinmetz deferred $210,000, $197,500, $212,500, $300,000, $58,641, $34,750 and $266,957, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

A-1

(4)	Mr. Steinmetz was appointed as a Trustee of the Trust effective September 9, 2023, appointed as a member and Chair of the Performance Oversight Committee effective January 1, 2024 and January 19, 2024, respectively, and appointed as a member of the Audit Committee effective January 19, 2024.

A-2

Appendix B – Equity Securities Owned by Board Members and Board Nominees

The following table shows the amount of equity securities owned by the Board Members and Board Nominees in the Trust as of February 28, 2025.

Name of Board Member and Board Nominee	Number of Common Shares	Aggregate Dollar Range of Common Shares in the Trust	Aggregate Dollar Range of Common Shares in All Funds Overseen or To Be Overseen by the Board Member/ Nominee in Family of Investment Companies	Aggregate Dollar Range of Common Shares and Share Equivalents(1) in Family of Investment Companies

Interested Board Members/ Nominees:

Robert Fairbairn	70,622.93	Over $100,000	Over $100,000	Over $100,000

John M. Perlowski	5,600	$50,001 - $100,000	Over $100,000	Over $100,000

Independent Board Members/ Nominees:

Cynthia L. Egan	0	None	Over $100,000	Over $100,000

Lorenzo A. Flores	0	None	None	Over $100,000

Stayce D. Harris	64.49	$1 - $10,000	$10,001 - $50,000	Over $100,000

J. Phillip Holloman	0	None	None	Over $100,000

R. Glenn Hubbard	0	None	Over $100,000	Over $100,000

W. Carl Kester	0	None	Over $100,000	Over $100,000

Catherine A. Lynch	0	None	Over $100,000	Over $100,000

Arthur P. Steinmetz	0	None	None	Over $100,000

(1)	Represents, as of February 28, 2025, the approximate number of share equivalents owned under the deferred compensation plan in the funds in the BlackRock Fixed-Income Complex by certain Independent Board Members who have participated in the deferred compensation plan. Under the deferred compensation plan, BlackRock Corporate High Yield Fund, Inc. (HYT), BlackRock Credit Allocation Income Trust (BTZ), BlackRock Energy and Resources Trust (BGR), BlackRock Enhanced Capital and Income Fund, Inc. (CII), BlackRock Enhanced Equity Dividend Trust (BDJ), BlackRock Enhanced International Dividend Trust (BGY), BlackRock Floating Rate Income Trust (BGT), BlackRock Health Sciences Trust (BME) and BlackRock Limited Duration Income Trust (BLW), along with certain open-end investment companies in the BlackRock Fixed-Income Complex, are eligible investments. As of February 28, 2025, Ms. Egan did not participate in the deferred compensation plan.

As of February 28, 2025, all Board Members, Board Nominees and executive officers as a group owned less than 1% of the outstanding shares of the Trust, and the Chief Financial Officer of the Trust did not own any shares in the Trust.

As of February 28, 2025, none of the Independent Board Members nor their immediate family members had any interest in BlackRock or any person directly or indirectly controlling, controlled by, or under common control with BlackRock.

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Appendix C – Committees of the Board

The business and affairs of the Trust are managed by or under the direction of the Board.

Standing Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Lorenzo A. Flores, J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members. Ms. Lynch, Mr. Flores and Mr. Steinmetz have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Trust. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Trust; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Trust’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Trust, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Trust’s audited and unaudited financial statements and disclosure in the Trust’s shareholder reports relating to the Trust’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Trust and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Trust’s management and the Trust’s Independent Registered Public Accounting Firm regarding financial reporting.

A copy of the Audit Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance Committee. The Board has a standing Governance Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.

The principal responsibilities of the Governance Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board Nominees that are not “interested persons” of the Trust (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations with respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Trust share ownership by the Independent Board Members.

The Governance Committee of the Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Trust’s activities. In so doing, the Governance Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Trust in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Trust. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Trust.

The Governance Committee may consider nominations for Board Members made by the Trust’s shareholders as it deems appropriate. Under the Trust’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Trust at its principal executive offices. The Trust must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2026 annual shareholder meeting of the Trust is held within 25 days of June 26, 2026, the Trust must receive notice pertaining to the 2026 annual meeting of shareholders no earlier than Tuesday, January 27, 2026 and no later than Thursday, February 26, 2026. However, if the Trust holds its 2026 annual shareholder meeting on a date that is not within 25 days before or after June 26, 2026, the Trust must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

The Trust’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, the Trust has adopted Board Member qualification requirements which can be found in the Trust’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than BlackRock; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Trust as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Trust’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to the Trust’s By-laws for more details.

A copy of the Governance Committee Charter for the Trust can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. The Trust has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock, and any sub-advisers and the Trust’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Trust and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Trust’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Trust and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. The Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. The Trust has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Trust’s investment performance relative to the Trust’s investment objectives, policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Trust’s investment objectives, policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Trust’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Trust has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Trust’s investments. The Board has adopted a written charter for the Board’s Performance Oversight Committee.

Discount Committee. The Trust has a Discount Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, W. Carl Kester and Arthur P. Steinmetz, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Trust when the Trust is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Trust; (ii) seeking to identify factors driving the Trust trading at a discount; (iii) engaging with the Advisor on ways to potentially mitigate the Trust trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to the Trust trading at a discount; and (v) addressing such other matters relating to the Trust trading at a discount as the Discount Committee deems appropriate. The Board has adopted a written charter for the Board’s Discount Committee.

Securities Lending Committee. The Trust has a Securities Lending Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of the Trust’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of the Trust’s Securities Lending Guidelines and the Trust’s agreement with the lending agent. The Board has adopted a written charter for the Board’s Securities Lending Committee.

Executive Committee. The Trust has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the

Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Board’s Executive Committee.

The Board currently oversees the Trust’s usage of leverage, including the Trust’s incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Board.

The Trust’s Audit Committee, Governance Committee, Compliance Committee, Performance Oversight Committee, Executive, Discount Committee and Securities Lending Committee met the following number of times for the fiscal year ended December 31, 2024:

Number of Audit Committee Meetings	Number of Governance Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings
8	5	4	4	2	2	1

Appendix D – Information Pertaining to the Executive Officers of the Trust

The executive officers of the Trust, their address, their year of birth and their principal occupations during the past five years (their titles may have varied during that period) are shown in the table below. Each executive officer is an “interested person” of the Trust (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Annual (President and Chief Executive Officer); Trustee, President and Chief Executive Officer since 2021	Managing Director of BlackRock, Inc. since 2009.

Jonathan Diorio 1980	Vice President	Annual; Since 2021	Managing Director of BlackRock, Inc. since 2015.

Trent Walker 1974	Chief Financial Officer	Annual; Since 2021	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.

Jay M. Fife 1970	Treasurer	Annual; Since 2021	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (“CCO”)	Annual; Since 2023	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary	Annual; Since 2021	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

With the exception of the CCO, executive officers receive no compensation from the Trust. The Trust compensates the CCO for his services as its CCO.

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Appendix E – Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees Paid to Independent Registered Public Accountants

Audit Fees and Audit-Related Fees

Audit Fees		Audit-Related Fees
Fiscal Year Ended December 31, 2024 ($)	Fiscal Year Ended December 31, 2023 ($)	Fiscal Year Ended December 31, 2024 ($)	Fiscal Year Ended December 31, 2023 ($)
77,928	77,928	0	0

Tax Fees and All Other Fees

Tax Fees*		All Other Fees
Fiscal Year Ended December 31, 2024 ($)	Fiscal Year Ended December 31, 2023 ($)	Fiscal Year Ended December 31, 2024 ($)	Fiscal Year Ended December 31, 2023 ($)
26,500	32,464**	0	407

*	All Tax Fees consist solely of fees relating to services provided for tax compliance and/or tax preparation.
**	Includes fees for the Trust and the Trust’s subsidiary or subsidiaries and fees for tax services related to the tax straddle analysis required for short index derivatives.

Aggregate Non-Audit Fees for Services Provided to the Trust and its Affiliated Service Providers Pre-Approved by the Audit Committee*:

Aggregate Non-Audit Fees for Pre-Approved Services to the Trust and its Affiliated Service Provider
Fiscal Year Ended December 31, 2024 ($)	Fiscal Year Ended December 31, 2023 ($)
26,500	32,871

*	Reflects the sum of the fees shown above under “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” with respect to the Trust. Non-audit fees of $2,149,000 and $2,154,000 for the calendar years ended December 31, 2024 and December 31, 2023, respectively, were also paid in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Trust and of other BlackRock open-end and closed-end funds primarily for a service organization controls review and, secondarily, a subscription to the Deloitte Accounting Research Tool. Those amounts represent the aggregate fees paid by BlackRock and were not specifically allocated on a per fund basis.

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Appendix F – 5% Beneficial Share Ownership

To the best knowledge of the Trust, based on filings made on or before March 31, 2025 (unless otherwise indicated), the following persons beneficially owned more than 5% of the outstanding shares of the class of the Trust indicated as of March 31, 2025 (unless otherwise indicated):

Investor	Address	Common Shares Held	Common Shares % Held
Saba Capital Management, L.P.(1)	405 Lexington Avenue, 58th Floor, New York, NY 10174	28,552,727	28.02%

(1)	Saba Capital Management, L.P. filed a Schedule 13D/A jointly with Saba Capital Management GP, LLC and Boaz R. Weinstein.

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Appendix G – Trust Distributions

BlackRock ESG Capital Allocation Term Trust (the “Trust”) has adopted a managed distribution plan (the “Plan”) to support a level monthly distribution of income, capital gains and/or return of capital. The fixed amounts distributed per share are subject to change at the discretion of the Board. Under its Plan, the Trust will distribute all available net income to its shareholders, consistent with its investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not available on a monthly basis, the Trust will distribute long-term capital gains and/or return capital to its shareholders in order to maintain a level distribution.

The Trust’s estimated sources of the distribution paid on March 31, 2025, and for its current fiscal year are as follows:

Estimated Allocations as of March 31, 20251

Distribution	Net Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital

$0.306280	$0.017283 (6%)	$0 (0%)	$0 (0%)	$0.288997 (94%)

Estimated Allocations for the Fiscal Year through March 31, 20251

Distribution	Net Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital

$0.920640	$0.017283 (2%)	$0 (0%)	$0 (0%)	$0.903357 (98%)

The amounts and sources of distributions reported are only estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Trust will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

[1]	The Trust estimates that it has distributed more than its income and net-realized capital gains in the current fiscal year; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment is paid back to the shareholder. A return of capital distribution does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s NAV per share.

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Trust Performance and Distribution Rate Information*

Average annual total return (in relation to NAV) for the 5-year period ending on 2/28/2025	Annualized current distribution rate expressed as a percentage of NAV as of 2/28/2025	Cumulative total return (in relation to NAV) for the fiscal year through 2/28/2025	Cumulative fiscal year distributions as a percentage of NAV as of 2/28/2025
7.29%	21.16%	2.59%	3.54%

* The Trust launched within the past 5 years; the performance and distribution rate information presented for the Trust reflects data from inception to 2/28/2025.

Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the Trust’s current distributions or from the terms of the Trust’s Plan.

The amount distributed per share under the Plan is subject to change at the discretion of the Board. The Plan will be subject to ongoing review by the Board to determine whether the Plan should be continued, modified or terminated. The Board may amend the terms of the Plan or suspend or terminate the Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interest of the Trust or its shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Trust’s shares.

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Appendix H – Information Regarding Participants in the Solicitation

The following sets forth certain information about the persons who may be deemed to be “participants” in the Trust’s solicitation of proxies from its shareholders in connection with the annual meeting (the “Participants”).

Board Members

For more information on the name, business address and principal occupations of each of the Board Members, please see “Election of Trustee Nominees.”

Executive Officers and BlackRock Employees

The following sets forth the name, business address and principal occupations of each of the Trust’s executive officers and any BlackRock employees who may be deemed Participants.

Name and Address(1)	Principal Occupations(s)

John M. Perlowski	Managing Director of BlackRock, Inc. since 2009.

Jonathan Diorio	Managing Director of BlackRock, Inc. since 2015.

Janey Ahn	Managing Director of BlackRock, Inc. since 2018.

Stephen Minar	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2018 to 2023.

(1)	The business address of each executive officer and BlackRock employee is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

Information Regarding Ownership of Trust Securities by Participants

As of February 28, 2025, the most recent practicable date prior to the filing of this proxy statement with the SEC, Robert Fairbairn, a Board Member, owned beneficially shares of the Trust with a value of over $100,000, John M. Perlowski, a Board Member and the President and Chief Executive Officer of the Trust, owned beneficially shares of the Trust with a value of between $50,001-$100,000, Jonathan Diorio, a Vice President of the Trust, owned beneficially shares of the Trust with a value of between $10,001-$50,000, Stayce Harris, a Board Member, owned beneficially shares of the Trust with a value of between $1-$10,000, and Stephen Minar, a BlackRock employee, owned beneficially shares of the Trust with a value of between $10,001-$50,000. Other than Messrs. Fairbairn, Perlowski, Diorio and Minar and Ms. Harris, none of the Participants beneficially own any debt or equity security issued by the Trust, and none of the Participants own any debt or equity security issued by Trust of record that he or she does not also own beneficially.

Transactions in the Funds’ Securities by Participants

Between February 28, 2023 and February 28, 2025, none of the Participants engaged in any purchases or sales of the Trust’s securities, other than Ms. Harris who purchased 60 shares of the Trust on October 28, 2024 and Mr. Minar who sold 220 shares of the Trust on August 28, 2024.

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Miscellaneous Information Concerning Participants

Other than as set forth in this proxy statement or this Appendix H, to the Trust’s knowledge: (i) no Participant or associate of any participant beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of the Trust or other securities of the Trust or any parent or subsidiary of the Trust; (ii) no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting other than an interest, if any, as a shareholder of the Trust or, with respect to a Board Nominee, as a nominee for trustee; and (iii) no Participant has purchased or sold any securities of the Trust within the past two years. Messrs. Fairbairn and Perlowski hold positions with BlackRock, Inc. and its affiliates; in the event that the Saba IMA Termination Proposal is approved, BlackRock Advisors, LLC, an affiliate of BlackRock, Inc., would be terminated as the Trust’s investment adviser.

In addition, neither the Trust nor any of the Participants is now or has been within the past year a party to any contract, arrangement, or understanding with any person with respect to any of the Trust’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix H or elsewhere in this proxy statement, neither the Trust nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Trust or any of its affiliates or with respect to any future transactions to which the Trust or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Trust’s prior fiscal year or any currently proposed transactions, or series of similar transactions, in which the Trust or any of its subsidiaries was or is to be a party in which the amount involved exceeded or exceeds $120,000.

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ECAT_PRX_0425

BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST c/o GEORGESON LLC 51 West 52nd Street, 6th Floor, New York, NY 10019 EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this WHITE Proxy Card and return in the postage-paid envelope THANK YOU FOR VOTING THIS IS THE WHITE PROXY CARD Please detach at perforation before mailing. WHITE PROXY CARD BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 26, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints Jay M. Fife, Jonathan Diorio and Paul Mickle, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock ESG Capital Allocation Term Trust (the "Trust") that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on June 26, 2025 at 1:00 p.m. (Eastern time), and any adjournments, postponements or delays thereof. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Annual Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSALS, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND AGAINST PROPOSAL 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 ECA_34442_031925 PLEASE MARK, SIGN, DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 26, 2025. The Proxy Statement is available at: https://www.proxy-direct.com/blk-34442 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" PROPOSAL 1 AND AGAINST PROPOSAL 2. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals 1. To Elect the Class I, Class II and Class III Board Nominees. To vote all Nominees FOR To vote all Nominees AGAINST To vote all Nominees ABSTAIN or vote separately by Nominee below FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01. Cynthia L. Egan (Class I) 02. Lorenzo A. Flores (Class I) 03. Stayce D. Harris (Class I) 04. Catherine A. Lynch (Class I) 05. R. Glenn Hubbard (Class II) 06. W. Carl Kester (Class II) 07. John M. Perlowski (Class II) 08. Robert Fairbairn (Class III) 09. J. Phillip Holloman (Class III) 10. Arthur P. Steinmetz (Class III) 2. If properly presented at the meeting, a proposal submitted by a hedge fund managed by Saba Capital Management, L.P. to terminate the investment management agreement between the Trust and BlackRock Advisors, LLC. FOR AGAINST ABSTAIN B Authorized Signatures-This section must be completed for your vote to be counted.- Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this WHITE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy)- Please print date below Signature 1- Please keep signature within the box Signature 2- Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ECA1 34442 xxxxxxxx